     PARTIAL ASSIGNMENT OF LEASE AND EQUITY IN PROJECT



     THIS ASSIGNMENT is made as of the 26th day of March, 1999 by and between DISC MANUFACTURING, INC. (n/k/a Quixote Laser Corporation), a Delaware corporation (the "Assignor"), and CINRAM, INC., a Delaware corporation, (the "Assignee") and THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE, an Alabama public corporation (the "Board").

                                W I T N E S S E T H

     WHEREAS, the Board was organized pursuant to the provisions of Act No. 648 adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as Code of Alabama (1975), Section 11-54-80 ET SEQ., and hereinafter referred to as the "Act"); and

     WHEREAS, the Board and the Assignor did enter into that certain Amended and Restated Lease Agreement dated as of September 1, 1987, and recorded in Deed Book 705, pages 207 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Original Lease"), as so amended by that certain Amendment to Lease Agreement dated as of October 12, 1990, and recorded in Deed Book 775, pages 1120 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "First Amendment"), as further amended by that certain Series 1991 Amendment to Lease Agreement dated as of April 1, 1991, and recorded in Deed Book 775, page 1130 ET SEQ. in the office of the Judge of Probate of Madison County, Alabama (the "Second Amendment"), and as further amended by that certain Series 1993 Amendment to Lease Agreement dated as of March 1, 1993, and recorded in Deed Book 810, Page 191 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama (the "Third Amendment") (the Original Lease as so amended is hereto referred to as the "Lease"), under which the Board leased to the Assignor the Project as hereinafter defined.

     WHEREAS, the Board has heretofore executed and delivered to the Trustee thereunder (Regions Bank f/k/a First Alabama Bank, hereinafter referred to as the "Trustee"), that certain Mortgage and Trust Indenture dated as of September 1, 1987 (the "Original Indenture") recorded in Mortgage Book 1528, page 1089 ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama, pursuant to which the Board issued its Industrial Development First Mortgage Revenue Bonds (Disc Manufacturing, Inc. Project) Series 1987, in the principal amount of $23,500,000 (the "Series 1987 Bonds") to finance the cost of acquiring land as more particularly described therein and constructing and equipping thereon an industrial facility (hereinafter referred to as the "Original Project"); and

     WHEREAS, to finance the cost of expanding the Original

Project by acquiring additional equipment and personal property (the "Project Additions" and together with the Original Project is herein referred to as the "Project"), the Board has heretofore executed and delivered to the Trustee (i) that certain Supplemental Mortgage and Trust Indenture dated as of April 1, 1991 (the "Supplemental Indenture") recorded in Mortgage Book 1742, page 686, ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama, pursuant to which the Board issued its Industrial Development First Mortgage Revenue Bonds (Disc Manufacturing Inc. Project) Series 1991, in the aggregate principal amount of $7,000,000 (the "Series 1991 Bonds") and (ii) that certain Second Supplemental Mortgage and Indenture of Trust (the "Second Supplemental Indenture") recorded in Mortgage Book 1895, Page 852, ET SEQ. in the Office of the Judge of Probate of Madison County, Alabama, pursuant to which the Board issued its First Mortgage Industrial Revenue Bond (Disc Manufacturing, Inc. Project) Series 1993 in the principal amount of $33,000,000 (the "Series 1993 Bonds") (the Original Indenture as amended and supplemented by the Supplemental Indenture and the Second Supplemental Indenture is herein referred to as the "Indenture"); and

     WHEREAS, pursuant to that certain Partial Assignment of Lease and Equity in Project dated March 27, 1997, between Assignor and Assignee (the "1997 Assignment"), Assignor assigned to Assignee Assignor's rights under the Lease to the equipment and other personal property listed on Exhibit "A" of the 1997 Assignment and made a part hereof by reference (the "Huntsville Equipment"), which equipment and personal property constitute a portion of the Project; and

     WHEREAS, in connection with the execution of the 1997 Assignment, the Series 1987 Bond, the Series 1991 Bonds and the Series 1993 Bonds were paid in full and the Trustee satisfied and released the Indenture as evidenced by that certain Full Release of Mortgage and Trust Indenture, dated March 26, 1997, and recorded in the Office of the Judge of Probate of Madison County, Alabama, in Mortgage Book 2266, at page 522 ET SEQ.; and

     WHEREAS, the Assignor desires to assign to Assignee all of Assignor's rights under the Lease to the real property located in Madison County, Alabama more particularly described on Exhibit "A" hereto and all improvements located thereon (said real property together with all improvements thereon is herein called the "Building");

     NOW, THEREFORE, in consideration of the premises, the assumption of the Assignee of all of Assignor's obligations under the Lease arising after the date of this Assignment with respect to the Building, and $10.00 in hand paid by Assignee to Assignor, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Board and Assignor and Assignee hereby agree as follows:

     1. The Assignor does hereby assign to Assignee (a) All right, title and interest of Assignor under the Lease with respect to the Building and all right, title and interest of Assignor in and to the Building, including but not limited to the Assignor's option to purchase the Building after payment of the Bonds as provided in Section 11.2 of the Lease; and (b) the Assignor's right to any equity in the Building; all subject however to the reservation by Assignor for its benefit and the benefit of its successors and/or assigns of that certain easement and rights created and described in that certain Non-Exclusive Easement Agreement recorded in Deed Book 893 Page 88 in the Office of the Judge of Probate of Madison County, Alabama.

     2. The Assignor hereby covenants and warrants that no event of default currently exists under the Lease (with respect to the Building) and no event has occurred which with the passage of time or the giving of notice would constitute an event of default under the Lease (with respect to the Building). The Assignee hereby covenants and warrants that it has not operated or used the Building in any manner that would cause an event of default to exist presently or to exist with the passage of time or the giving of notice. The Assignor further covenants and warrants that it has full power and authority to assign its interest in the Lease, that such interest is free and clear of all liens or encumbrances, and that no consent or approval is necessary for it to assign such interest other than the consent of the Board.

     3. The Assignee hereby assumes any and all obligations of the Assignor under the Lease that relate to the Building and that arise after the date of this Assignment. The Board hereby releases the Assignor from any and all obligations under the Lease that relate to the Building and that arise after the date of this Assignment and the Board agrees to look solely to the Assignee to perform any such obligations and the Board agrees that the Board's remedy for any such default shall be solely a suit against Assignee for specific performance or for damages.

     4. The Assignor, the Assignee and the Board hereby agree that if requested by the Assignee, the parties hereto shall execute such instruments as are necessary to remove the Building from the scope of the Lease and, at the direction of the Assignee the Board shall either (i) lease the Building to the Assignee on all the terms and conditions of the Lease, which are incorporated herein by reference; provided, however, with respect to said new lease the term Project as defined in the Lease shall mean the Building, or
(ii) convey the Building to the Assignee in accordance with Section 11.2 of the Lease.

     5.   The Board and the Assignee agree that if on February 1,

2000 or on any February 1 thereafter the Assignee pays the Board the sum of $278,000 plus the sum of $39,000 multiplied by the number of twelve month periods that have elapsed since February 1, 2000 (the "Purchase Price Modification Payment"), then the Board and the Assignee shall modify Section 9(b) of the Second Amendment and Section 9(b) of the Third Amendment to delete the same in their entirety and substitute in lieu thereof an agreement that in addition to the $55,000 payment to be made pursuant to Section 11.2 of the Original Lease, the Assignee shall pay as the purchase price described in such Section 11.2 an amount equal to $1,000 multiplied by the number of full 12 month periods that have elapsed since April 1, 1991 and the date the Assignee exercises the purchase option contained in Section 11.2 of the Original Lease. In the event the Assignee makes the Purchase Price Modification Payment, the Board and the Assignee agree to execute, as soon as practicable, a modification of the Lease to effectuate the provisions of this paragraph 5.

     6. The Primary Term of the Lease as outlined in Section 5.1 of the Lease shall not change from the original term thereof and shall continue until 11:59 p.m. on September 1, 2010 and the renewal term outlined in
Section 11.4 of the Lease shall not change and shall remain for the period of September 1, 2010 until 11:59 p.m. on September 15, 2015.

     7. The Board hereby consents to the Assignment of Assignor's interest in the Building to Assignee and hereby states that to its knowledge no default currently exists under the Lease, nor has any event occurred which with the passage of time or the giving of notice would constitute a default under the Lease.

     IN WITNESS THEREOF, the Assignor has caused this Assignment to be executed, attested, sealed and witnessed, all by the Assignor's duly authorized officers, this 22nd day of March, 1999, the Assignee has caused this Assignment to be executed, attested, sealed and witnessed, all by the Assignee's duly authorized officers, this 23rd day of March, 1999, and the Board has caused this Assignment to be executed, attested, sealed and witnessed, all by the Board's duly authorized officers, this 25th day of March, 1999, all effective as of March 26, 1999.

                                   DISC MANUFACTURING, INC.
                                   (n/k/a QUIXOTE LASER
                                   CORPORATION, as Assignor
ATTEST:

By:   /s/ Joan R. Riley            By:   /s/ Daniel P. Gorey
    -------------------------          -------------------------------
Its:   Secretary                   Its:   Vice President & Treasurer
    -------------------------          -------------------------------

      [Assignee has executed this Assignment on the following page 5]

                                   CINRAM INC., as Assignee


                                   By:   /s/ David Rubenstein
                                       -------------------------------
                                   Its:     President
                                       -------------------------------



       [The Board has executed this Assignment on the following page 6]

                                   THE INDUSTRIAL DEVELOPMENT BOARD
                                   OF THE CITY OF HUNTSVILLE
ATTEST:

By:                                By:   /s/ W. F. Sanders
    -------------------------          -------------------------------
Its:                               Its:    Vice Chairman
    -------------------------          -------------------------------

STATE OF ILLINOIS   )
                    )
COOK COUNTY         )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Daniel P. Gorey, whose name as Vice President & Treasurer of DISC MANUFACTURING, INC. (n/k/a QUIXOTE LASER CORPORATION), a Delaware corporation, is signed to the foregoing instrument, and who is known to me, and known to me to be such officer, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and will full authority, executed the same voluntarily for and as the act of the said corporation.

     Given under my hand and official seal of office, this the 22nd day of March, 1999.


                                    /s/ Wendy H. Cary
                                   --------------------------------------
                                   Notary Public
                                   My Commission Expires: 3/29/00

STATE OF CALIFORNIA  )
                     )
ORANGE COUNTY        )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that David Rubenstein, whose name as President of CINRAM INC., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, and known to me to be such officer, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and will full authority, executed the same voluntarily for and as the act of the said corporation.

     Given under my hand and official seal of office, this the 23rd day of March, 1999.

                                   /s/ Katherine R. Falcenda
                                   ---------------------------------
                                   Notary Public
                                   My Commission Expires: 6/25/99

STATE OF ALABAMA    )
                    )
MADISON COUNTY      )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that W. F. Sanders, whose name as Vice Chairman of The Industrial Development Board of the City of Huntsville, an Alabama public corporation, is signed to the foregoing instrument, and who is known to me, and known to me to be such officer, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and will full authority, executed the same voluntarily for and as the act of the said corporation.

     Given under my hand and official seal of office, this the 25th day of March, 1999.

                                   /s/ Johnnie F. Vann
                                   --------------------------------------
                                   Notary Public
                                   My Commission Expires: 07/08/01





This Instrument prepared by:

Johnnie F. Vann
Sirote & Permutt, P.C.
200 Clinton Avenue
AmSouth Center, Suite 1000
P. O. Box 18248
Huntsville, Alabama  35804

                                  "EXHIBIT "A"


All that part of Section 17, Township 3 South, Range 1 East in the City of Huntsville, Madison County, Alabama, particularly described as beginning at the point of intersection of the Southern right-of-way of Southern Railroad with the Western right-of-way of Moores Mill Road; said point is further described as being located South 00 degrees 19 minutes West 1561.48 feet and North 76 degrees 16 minutes West 25.70 feet from the Northeast corner of said
Section 17;

Thence from the true point of beginning along the Western right-of-way of Moores Mill Road South 00 degrees 19 minutes 00 seconds West 1157.00 feet to the PC of a curve to the right having a radius of 834.42 feet;

Thence around the arc of said curve 377.32 feet, a chord bearing and distance of South 13 degrees 16 minutes 19 seconds West 374.12 feet;

Thence continuing along the Western right-of-way of Moores Mill Road South 26 degrees 18 minutes 35 seconds West 936.79 feet;

Thence continuing along the Western right-of-way of Moores Mill Road North 76 degrees 49 minutes West 9.81 feet;

Thence continuing along the Western right-of-way of Moores Mill Road South 58 degrees 55 minutes 39 seconds West 165.06 feet to the Northern right-of-way of Highway 72 East;

Thence along said right-of-way North 85 degrees 15 minutes 30 seconds West 1163.95 feet;

Thence North 00 degrees 21 minutes 49 seconds East 2787.94 feet to the Southern right-of-way of Southern Railroad;

Thence along said right-of-way South 76 degrees 15 minutes 50 seconds East 1853.67 feet to the true point of beginning containing 102.18 acres, more or less.

     TERMINATION OF SUBLEASE


     THIS TERMINATION is made as of the 26th day of March, 1999 by and between DISC MANUFACTURING, INC. (n/k/a Quixote Laser Corporation), a Delaware corporation ("DMI"), and CINRAM, INC., a Delaware corporation, ("Cinram").

                                W I T N E S S E T H

     WHEREAS, DMI subleased to Cinram and Cinram subleased from DMI certain real property located in Huntsville, Madison County, Alabama pursuant to that certain Sublease dated March 27, 1997 (the "Sublease") between DMI and Cinram for which a Memorandum of Lease was recorded March 27, 1997 in Deed Book 893, Page 93 in the Office of the Judge of Probate of Madison County, Alabama; and

     WHEREAS, the Sublease contained an option under which Cinram could purchase DMI's leasehold estate in the real estate described in the Sublease; and

     WHEREAS, Simultaneously, herewith, Cinram has purchased said leasehold estate from DMI; and

     WHEREAS, it is the desire of the parties hereto to terminate the Sublease.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, DMI and Cinram agree that the Sublease is hereby terminated and of no further force and effect.

     IN WITNESS THEREOF, DMI has caused this Termination to be executed, attested, sealed and witnessed, all by DMI's duly authorized officers, this 22nd day of March, 1999, and Cinram has caused this Termination to be executed, attested, sealed and witnessed, all by Cinram's duly authorized officers, this 23rd day of March, 1999, all effective as of March 26, 1999.


                                   DISC MANUFACTURING, INC.
                                   (n/k/a QUIXOTE LASER
                                   CORPORATION

ATTEST:

By:   /s/ Joan R. Riley            By:    /s/ Daniel P. Gorey
    --------------------------         -----------------------------
Its:    Secretary                  Its:   Vice President & Treasurer
    --------------------------         -----------------------------


           [Cinram has executed this Termination on the following page 2]

                                   CINRAM INC.


                                   By:   /s/ David Rubenstein
                                       -----------------------------
                                   Its:   President
                                       -----------------------------







STATE OF CALIFORNIA  )
                     )
ORANGE COUNTY        )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that David Rubenstein, whose name as PRESIDENT of CINRAM INC., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, and known to me to be such officer, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and will full authority, executed the same voluntarily for and as the act of the said corporation.

     Given under my hand and official seal of office, this the 23rd day of March, 1999.


                                    /s/ Katherine R. Falcenda
                                   -------------------------------------
                                   Notary Public
                                   My Commission Expires: 6/25/99

STATE OF ILLINOIS   )
                    )
COOK COUNTY         )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Daniel P. Gorey, whose name as Vice President & Treasurer of DISC MANUFACTURING, INC. (n/k/a QUIXOTE LASER CORPORATION), a Delaware corporation, is signed to the foregoing instrument, and who is known to me, and known to me to be such officer, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and will full authority, executed the same voluntarily for and as the act of the said corporation.

     Given under my hand and official seal of office, this the 22nd day of March, 1999.


                                   /s/ Wendy C. Cary
                                   -----------------------------------
                                   Notary Public
                                   My Commission Expires: 3/29/00





This Instrument prepared by:

Johnnie F. Vann
Sirote & Permutt, P.C.
200 Clinton Avenue
AmSouth Center, Suite 1000
P. O. Box 18248
Huntsville, Alabama  35804